Exhibit 99.1

FOR IMMEDIATE RELEASE

Motorola Solutions Announces a New $1 Billion Investment from Silver Lake

CHICAGO AND NEW YORK – September 5, 2019 – Motorola Solutions (NYSE: MSI), a global leader in mission-critical communications, command center software and video security and analytics, and Silver Lake, a global leader in technology investing, announced they will extend their strategic partnership. In connection with the continuation of this partnership, Silver Lake will make a new $1 billion investment in Motorola Solutions, and settle its outstanding $800 million aggregate principal investment one year ahead of its maturity.

“The Silver Lake partnership has been outstanding, and I’m very pleased that we’re continuing it,” said Greg Brown, chairman and CEO of Motorola Solutions. “Our relentless focus on people, platforms, growth and shareholder return has proven to be very successful, and I’m excited about the opportunities we have in front of us.”

Egon Durban and Greg Mondre, managing partners and managing directors of Silver Lake, will remain on the Motorola Solutions board.

“Motorola Solutions is a great company that has evolved into a leading mission-critical technology platform addressing the societal challenge of public safety,” said Durban and Mondre. “Greg, the management team and employees have delivered extraordinary growth and shareholder value through innovative product development and world-class services for their customers. Silver Lake is excited to extend our partnership with the team and the rest of the board. The company is positioned for continued growth with exciting new opportunities across its mission-critical communications, command center software and video analytics platform offerings.”

Issuance of $1 Billion Principal Amount of 1.75% Convertible Notes Due 2024

Under the terms of the new agreement, Silver Lake will purchase $1 billion aggregate principal amount of 1.75% convertible senior unsecured notes due 2024 (the “2024 Notes”) using capital from a more recent fund to extend Silver Lake’s commitment and enable a longer hold period. The notes will have an initial conversion price of $203.50 per share, subject to customary anti-dilution and other adjustments. They will mature in September 2024 unless earlier repurchased, redeemed or converted.

Settlement of $800 Million Principal Amount of 2.00% Convertible Notes Due 2020

In connection with the issuance of the 2024 Notes, Silver Lake and MSI will settle outstanding $800 million aggregate principal amount of 2.00% convertible senior unsecured notes due 2020 (the “2020 Notes”). Motorola Solutions will pay Silver Lake approximately $1.1 billion in cash and issue approximately 5.5 million shares, which is fewer than the second quarter diluted share count that assumed settlement of the full premium for the 2020 Notes in shares.

Additional information may be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

Goldman, Sachs & Co. LLC acted as financial advisors to Motorola Solutions, and Wachtell, Lipton, Rosen & Katz served as Motorola Solutions’ legal advisor in the transactions. Simpson Thacher & Bartlett served as Silver Lake’s legal advisor.

About Motorola Solutions

Motorola Solutions is a global leader in mission-critical communications. Our technology platforms in communications, command center software, video security solutions and managed and support services make cities safer and help communities and businesses thrive. At Motorola Solutions, we are ushering in a new era in public safety and security. Learn more at www.motorolasolutions.com.

About Silver Lake

Silver Lake is the global leader in technology investing, with over $43 billion in combined assets under management and committed capital and a team of approximately 100 investment and value creation professionals located in Silicon Valley, New York, London and Hong Kong. Silver Lake’s portfolio of investments collectively generates more than $210 billion of revenue annually and employs 370,000 people globally. For more information about Silver Lake and its entire portfolio, please visit www.silverlake.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of applicable federal securities law. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates” and similar expressions. The Company can give no assurance that any actual or future results or events discussed in these statements will be achieved. Any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing the Company’s views as of any subsequent date. Readers are cautioned that such forward-looking statements are subject to a variety of risks and uncertainties that could cause the Company’s actual results to differ materially from the statements contained in this press release. Motorola Solutions cautions the reader that the risk factors below, as well as those on pages 9 through 21 in Item 1A of Motorola Solutions’ 2018 Annual Report on Form 10-K and in its other SEC filings available for free on the SEC’s website at www.sec.gov and on Motorola Solutions’ website at www.motorolasolutions.com, could cause Motorola Solutions’ actual results to differ materially from those estimated or predicted in the forward-looking statements. Many of these risks and uncertainties cannot be controlled by Motorola Solutions, and factors that may impact forward-looking statements include, but are not limited to: (1) the economic outlook for the government communications industry; (2) the impact of foreign currency fluctuations on the Company; (3) the level of demand for the Company’s products; (4) the Company’s ability to refresh existing and introduce new products and technologies in a timely manner; (5) exposure under large systems and managed services contracts, including risks related to the fact that certain customers require that the Company build, own and operate their systems, often over a multi-year period; (6) negative impact on the Company’s business from global economic and political conditions, which may include: (i) continued deferment or cancellation of purchase orders by customers; (ii) the inability of customers to obtain financing for purchases of the Company’s products; (iii) increased demand to provide vendor financing to customers; (iv) increased financial pressures on third-party dealers, distributors and retailers; (v) the viability of the Company’s suppliers that may no longer have access to necessary financing; (vi) counterparty failures negatively impacting the Company’s financial position; (vii) changes in the value of investments held by the Company’s pension plan and other defined benefit plans, which could impact future required or voluntary pension contributions; and (viii) the Company’s ability to access the capital markets on acceptable terms and conditions; (7) the impact of a security breach or other significant disruption in the Company’s IT systems, those of its partners or suppliers or those it sells to or operates or maintains for its customers; (8) the outcome of ongoing and future tax matters; (9) the Company’s ability to purchase sufficient materials, parts and components to meet customer demand, particularly in light of global economic conditions and reductions in the Company’s purchasing power; (10) risks related to dependence on certain key suppliers, subcontractors, third-party distributors and other representatives; (11) the impact on the Company’s performance and financial results from strategic acquisitions or divestitures; (12) risks related to the Company’s manufacturing and business operations in foreign countries; (13) the creditworthiness of the Company’s customers and distributors, particularly purchasers of large infrastructure systems; (14) the ownership of certain logos, trademarks, trade names and service marks including “MOTOROLA” by Motorola Mobility Holdings, Inc.; (15) variability in income received from licensing the Company’s intellectual property to others, as well as expenses incurred when the Company licenses intellectual property from others; (16) unexpected liabilities or expenses, including unfavorable outcomes to any pending or future litigation or regulatory or similar proceedings; (17) the impact of the percentage of cash and cash equivalents held outside of the United States; (18) the ability of the Company to pay future dividends due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (19) the ability of the Company to complete acquisitions or repurchase shares under its repurchase program due to possible adverse market conditions or adverse impacts on the Company’s cash flow; (20) the impact of changes in governmental policies, laws or regulations; (21) negative consequences from the Company’s use of third party vendors for various activities, including certain manufacturing operations, information technology and administrative functions; (22) the Company’s ability to settle the par value of the 2024 Notes in cash and (23) statements relating to the investment by Silver Lake and the use of the proceeds and benefits thereof. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise.

Contacts

Motorola Solutions Media Contact

Michael Shore

+1 847-867-4221

Michael.Shore@motorolasolutions.com

Motorola Solutions Investor Contact

Tim Yocum

+1 847-576-6899

Tim.Yocum@motorolasolutions.com

Silver Lake Contact

Patricia Graue

212-333-3810

silverlake@brunswickgroup.com